Listing Report:Supplement No. 162 dated Feb 05, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 443743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	75%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	14 / 13	Length of status:	2y 7m
Credit score:	640-659 (Jan-2010)	Total credit lines:	55	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,510	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	listing-dissector	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CREDIT CARD CONSOLIDATION
Purpose of loan:
This loan will be used to? Consolidate credit card and medical/dental debt.

My financial situation:
I am a good candidate for this loan because? although my credit score may not be high, I am a good person who works hard and has worked hard my whole life. I want a better life for my kids and need to be able to free up some money so I can help them out when they need it while going through college. Without going into a ton of detail about how our credit score got so low, I do want to try to explain it. In the Fall of 2005 my husband lost his job. He got a new job right away but it was at a much lower pay scale. Our bills began to snowball. We sold our house in hopes of paying off some of our debt and getting back on track. We paid off two car loans, but our credit cards were maxed. We sought out the advise of a financial advisor. She helped us go through a settlement with our cc companies. Our hometown bank gave us a loan to cover the settlement amounts, but that left us with all other bills and small debts to try to cover while struggling to find better paying jobs. We were doing pretty well for the last couple years, then our son graduated high school, graduated Basic Training and AIT, and he and our daughter have gone on to college. All of this has left us strapped. We need to get all our credit card debt in one pile and start making serious progress toward getting them paid off. The only plan that works for me is to have it all together in one loan. I plead with you trust us enough to give us a chance. The only time we have ever paid anything late, or failed to pay something was under the advise of our financial advisor at the time of the settlement. We are honest, hardworking people who will pay this loan back without fail.

Monthly net income: $ 2006.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 75
??Car expenses: $ 75
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	2y 10m
Credit score:	760-779 (Feb-2010)	Total credit lines:	32	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$22,627	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gold-spartan	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up rental to reduce debt
Purpose of loan:
Two rental homes that I own are in need of updating. I would like to update kitchen, bathroom, flooring and paint interior and exterior on these homes. I will sell one of the homes after completing the updating work to reduce my debt. Currently mortgage debt is the main thing affecting my credit report and I would like to reduce it.

My financial situation:
2010 Annual Salary: $60,000
Liquid Cash Available: $55,000
I would like to use a loan to pay for the updates instead of using cash that is being kept for any emergency. I am a good candidate for this loan because I have a great full time job as a software engineer at Honeywell / TATA Consultancy Services. My credit score has consistently stayed above 700 for the past 2 years and the history also shows no late payments. Also, for the last six years I have been working to grow a rental property income. Thank you for your time & consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$85.50

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	6 / 4	Length of status:	10y 5m
Credit score:	720-739 (Jan-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,150	Stated income:	$50,000-$74,999
Amount delinquent:	$115	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	Newadventures	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 660-679 (Oct-2009) 660-679 (Sep-2009) 660-679 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
New adventures
Purpose of loan:
This loan will be used to pay the balance of 2 credit cards and student loan.

My financial situation

I have?2 credit cards and a student loan balance with a combine total of $2183.00.? I just want to?pay it completely off.? I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made early payments on occasions.?I will be receiving my 10 year bonus in February but it wont be enough to pay all of the loan. ?I Promise to pay back?all the funds that are given to me.? I will answer any questions you have.

Thank you

?Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $
??Insurance: $ 350.00 (cars)
??Car expenses: $ 470.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 240.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 350.00
??Credit cards and other loans: $1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 12.34%	Starting monthly payment:	$38.38

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	149%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	6 / 6	Length of status:	9y 7m
Credit score:	700-719 (Jan-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$61,425	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit account off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$156.30

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	1y 9m
Credit score:	700-719 (Jan-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$6,187	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	detective2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expenses.
Purpose of loan
I am a Fashion designer and launched my label in May 2008. I have an Eco friendly line of apparel and accessories. I use organic or Eco friendly materials, bought in New York City, from local businesses. All my products are hand made.

?I currently retail through my website and? vendor markets that are held in multiple locations in New York City. My retail sales make up for 75% of my total revenue. I sell whole sale to boutiques in Dallas, Brooklyn, DC, Ohio and Connecticut. By May 2010 my line would be in boutiques in more than 38 Cities across the US. I am currently doing production for a luxury boutique that has 28 US properties.

I had a fantastic and profitable 2009 business year and used the profits to invest in inventory and production for retail and whole sale orders.? My total sales for 2009 were $180,000. For 2010 I expect sales of $500,000.

I would be using this loan to update my 2008 website, as it would help my sales . And for inventory purchase.

My financial situation:
I am a good candidate for this loan because I have a perfect payment history and have never been late on a payment or missed a single payment. I have very little debt and always try to use my ATM cards as opposed to credit cards. I have a successful business and in my second year have had a 514% growth. I have paid off all the personal loans I had taken a year ago to invest in my business and am expecting a 386% growth this year. I expect to pay off this loan by October this year.?

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 1500 ???? ????
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 (included in rent)
??Phone, cable, internet: $ 250
??Food, entertainment: $ 650
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$654.77

Auction yield range:	3.06% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 7	Length of status:	0y 9m
Credit score:	840-859 (Jan-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$50	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Internet_Entrepreneur	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New product development
Purpose of loan:
This loan will be used?to help fund the software?development of a great new marketing and relationship management product for my online media business.? My sales and marketing team has already started to pre-sell our new product and has gotten a great response.? We are currently developing the software for the product with?an expected launch date in early to mid-March.? We are looking for attractive interest rates on capital to provide a funding cushion and to cover operating expenses?while we ramp up?the sales effort?of our new product.

Repayment:
This is a business loan which will be repaid?with operating cash flow from my business.? I have an?excellent credit rating and will personally guarantee the loan with?funds from my income and investment portfolio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	9 / 7	Length of status:	16y 1m
Credit score:	740-759 (Jan-2010)	Total credit lines:	37	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$213,755	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-fields4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan
Purpose of loan:
This loan will be used to?
Purchase vehicle for daughter????
My financial situation:
I am a good candidate for this loan because? I am very solid, with a long history of paying all of my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$494.64

Auction yield range:	3.06% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	52%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 9	Length of status:	5y 6m
Credit score:	800-819 (Jan-2010)	Total credit lines:	22	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$5,421	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-fuse3	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My pay off my credit cards loan
Purpose of loan:
This loan will be used to? payoff my high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have a very good credit and nice income to debt ratio. I also pay my bills on time and I just want to get a better rate with one low monthly payment. So I can save some money.

Thank you!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	14 / 13	Length of status:	4y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Nurse (RN)
Now delinquent:	2	Revolving credit balance:	$9,887	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	wise-profitable-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
for my husband tuition fee
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2004	Debt/Income ratio:	41%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	7 / 4	Length of status:	2y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	12	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	clean-nickel	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Mobile Home
Purpose of loan:
This loan will be used to buy a mobile home to live in. I need to buy it before march 1. It will be my first home.

My financial situation:
I am a good candidate for this loan because all my bills are paid on time. I have currently worked in the same field for 5 years and the same delearship for a little over 2 years. I make sure?all my bills are paid to date.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 6	Length of status:	12y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	47	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$29,757	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	19
Screen name:	thankful-market8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs, Catching up
Purpose of loan:
This loan will be used to? Help catch up on some bills, just need to get caught up.????

My financial situation:
I am a good candidate for this loan because? I make a good income, just need alittle help to get caught up.? Daughters last tuition payment put me behind????

Monthly net income: $ 8500.00????????

Monthly expenses: $
??Housing: $ 1670.00????
??Insurance: $ 120.00????
??Car expenses: $ 415.00
??Utilities: $ 300.00????
??Phone, cable, internet: $ 100.00???
??Food, entertainment: $ 500.00????????
??Clothing, household expenses $?150.00??Credit cards and other loans: $?250.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2007	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	2 / 2	Length of status:	1y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	4	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,309	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	politicalwriter	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (Nov-2009) 600-619 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying for college
Purpose of loan:This loan will be used to offset some tuition and textbook costs.My financial situation:I am a good candidate for this loan because I have a full-time job with the Mayor's office in the City of Lansing and therefore a steady income.? I have a decent credit score and I have been on-time for the last 37 credit card payments.? I also took out a Prosper loan? about 2 years ago that I paid back in under 2 years.Monthly net income: $ 1,550Monthly expenses: $ 1285??Housing: $ 235 (I split rent with my fiance)??Insurance: $ 55??Car expenses: $ 60??Utilities: $ 35??Phone, cable, internet: $ 60 ??Food, entertainment: $? 400??Clothing, household expenses $? 70 ??Credit cards and other loans: $ 70??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	5 / 5	Length of status:	33y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	11	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$3,951	Stated income:	$1-$24,999
Amount delinquent:	$499	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leverage-equation1	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying sales tax on a new car
Purpose of loan:
This loan will be used to? pay my sales tax that is due in 2weeks. I really need this sales tax

My financial situation:
I am a good candidate for this loan because? I am really good at paying bills back on time

Monthly net income: $ 1450
Monthly expenses: $?1200
??Housing: $?0????
??Insurance: $?150
??Car expenses: $ 269
??Utilities: $?300
??Phone, cable, internet: $100
??Food, entertainment: $?150
??Clothing, household expenses $?75
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	2	Current / open credit lines:	7 / 2	Length of status:	0y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	17	Stated income:	Not employed
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$417	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	doughnut9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying past due bills
Purpose of loan:
This loan will be used to? pay pasat due bills ???? ????

My financial situation:
I am a good candidate for this loan because? i will payback a low monthly payment on time and i want to pay my bills so please give me this money ???? ????

Monthly net income: $ 1008

Monthly expenses: $
??Housing: $ 400
??Insurance: $
??Car expenses: $ 374 ???? ????
??Utilities: $ 200
??Phone, cable, internet: $ 240 ????
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.25%	Starting monthly payment:	$49.45

Auction yield range:	11.06% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	5 / 5	Length of status:	1y 5m
Credit score:	640-659 (Jan-2010)	Total credit lines:	12	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$3,586	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	SummerStar75	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of some smaller debts
Purpose of loan:
This loan will be used to pay off some smaller debts I've incurred from 2009 and into 2010.? I'd like to start the year off right and just get them paid off instead of going through the monthly arrangements I have currently set up.? Being able to pay these off would be a great lift for me personally and would lift a weight off me.? A part of me would much rather just pay back one place instead of paying five different ones with different due dates.

My financial situation:
I am a good candidate for this loan because my credit has been improving but I don't want a slip up on my end to start having late payments hitting my credit report.? I've taken the time to reduce our family household expenses and while we have cut it to the bone I'd rather be more safe than sorry and this loan will provide me that breathing space.? I've made mistakes in the past but my intention to do everything with honesty and integrity.? Any extra I make goes to my debt but with my wife not working at the moment I've needed to stretch every penny.? Paying this loan back is just as important for me as paying my mortgage (which I've done on time every month)

Monthly net income: $ 3,500

Monthly expenses: $ 2,800
Housing: $ 1,500
? Insurance: $ 200
? Car expenses: $ 100
? Utilities: $ 200
? Phone, cable, internet: $ 75
? Food, entertainment: $ 300
? Clothing, household expenses $ 125
? Credit cards and other loans: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2009	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	2 / 2	Length of status:	3y 5m
Credit score:	640-659 (Jan-2010)	Total credit lines:	3	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$40	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sophisticated-bill1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
~Paying down credit cards~
Purpose of loan:
I'm starting off with a small loan to pay for school. At the same time the amount is low enough to prove that I am responsible and I will pay this back.

My financial situation:
I am a good candidate for this loan because I work 35-40 hours per week. Not sure why my rating is so low on the system, but I've never defaulted on payments. I make over $2500 per month and i have 2 fresh credit cards that I choose not to use but have access to.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	46%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	12 / 12	Length of status:	3y 6m
Credit score:	640-659 (Jan-2010)	Total credit lines:	34	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$6,216	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Snittybee	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 96% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	2 ( 4% )	620-639 (May-2008) 560-579 (Mar-2008) 540-559 (Feb-2008) 520-539 (Nov-2006)
Principal balance:	$1,260.65	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
Proven Record Home Improvement Loan
Purpose of loan:
This loan will be used to Create a Rental Income Unit in the Home purchased this October 2009. The basement is partially finished with separate entry and would become a 1 Bedroom efficiency, with L/R, kitchenette, storage and bath. Including utilities the unit would rent for $500.00 Monthly. Lowering monthly mortgage from $700.00 monthly to $200.00 monthly as well as increasing appraisal value of home from $115K to 135K estimated.

My financial situation:
I am a good candidate for this loan because Repayment has be made timely on other Prosper loans. Income is more than adequate to cover loan repayment expense. I have improved credit rating from 520's to 700 in just 2 years. I own a Business and it is established and not counted in total income. It would contribute about 2K monthly if counted.

Monthly net income: $ 4,000.00 from employment $2K from business Gross.

Monthly expenses: $ 2800.00
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 250
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	3y 2m
Credit score:	740-759 (Jan-2010)	Total credit lines:	33	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$22,144	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-trade-den	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for Landscape business
I am looking to expand my landscaping, lawn care business, in Northeast Ohio. This money would be used for advertising and equipment purchase. I currently gross 3,000 a mouth with my current client base. Looking to grow that to about 5,000 a mouth. So most for this money would be for advertising to draw in more clients. I also have a full time day job that I gross around 3000 a mouth, so between the both I have the funds to repay the loan. You can check out my web site at www.yardgroomersohio.com

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$292.10

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1976	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	11 / 11	Length of status:	2y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	17	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$30,374	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	twelvepbrs	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	740-759 (May-2009) 740-759 (Jul-2007)
Principal balance:	$1,123.72	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Pay off high-rate credit cards
Purpose of loan:
This loan will be used to pay down two of my credit cards that have significantly raised the interest rate on my balance.

My financial situation:
I have demonstrated a consistent ability to meet my debt obligations through my previous Prosper loan (originally $6,000, scheduled to be paid off in July of 2010, all payments on time).? I currently have a good job and also have additional income from two rental properties that generate a positive cashflow of about $1000 per month (this income is not included in the income stated in my listing).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1985	Debt/Income ratio:	17%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	8 / 6	Length of status:	9y 5m
Credit score:	600-619 (Feb-2010)	Total credit lines:	42	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,243	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	104%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	dreamweaver43	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 6% )	620-639 (Sep-2009) 580-599 (Jul-2008) 580-599 (Jun-2008)
Principal balance:	$234.71	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Getting my car fixed
Purpose of loan:
This loan will be used to? to fix the transmission in our car

My financial situation:
I am a good candidate for this loan because? I am paying? my bills on time and I just need a little help since my husbands hours have been cut and we need our car to get back and fourth to work and this loan comes directly out of our checking account and I intend to pay off my first loan next month.

Monthly net income: $ 2936.00

Monthly expenses: $ 2300.00
??Housing: $?
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.25%	Starting borrower rate/APR:	12.25% / 14.38%	Starting monthly payment:	$83.33

Auction yield range:	11.06% - 11.25%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	16 / 15	Length of status:	0y 4m
Credit score:	720-739 (Jan-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$64,613	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	delectable-order4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bus. opportunity
Purpose of loan:
This loan will be used to?purchase a business from a woman who is retiring .? 18 weekly customers & equipment

My financial situation:
I am a good candidate for this loan because?good credit history i pay my debts loan will be repaid soon
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$496.36

Auction yield range:	17.06% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2007	Debt/Income ratio:	45%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	5 / 5	Length of status:	3y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	5	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$324	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-pound0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i belive i have a good credit score i will use the money for pay off my car loan the i have with silver state school and i think my balance is around 10000 dollar...
iam a full time?employ and i be with my company for almost 4 years so i will not have any problem to make a payment monthly around 400 450 dollar..
and i really want to do that with you guys...
i never had a problem? with payment like house rent , cell phone, credit card, car loan, so i really hope you guys can help me out with that..

thank you so much i hope i can get approved

gene maree
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.64%	Starting borrower rate/APR:	25.64% / 29.56%	Starting monthly payment:	$40.10

Auction yield range:	8.06% - 24.64%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	52%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	2y 4m
Credit score:	700-719 (Jan-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,044	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wonderous-pound	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Out Small
Purpose of loan:
This loan will be used to? to pay a bill

My financial situation:
I am a good candidate for this loan because?I work a fulltime job and a partime job . I don't have alot of other expenses , my spouse pays all household bills.

Monthly net income: $ 1600.00 to 1800.00 depending on the overtime I work

Monthly expenses: $
??Housing: $ 520.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$91.45

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2006	Debt/Income ratio:	12%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	4 / 4	Length of status:	0y 3m
Credit score:	660-679 (Jan-2010)	Total credit lines:	5	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,452	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bear394	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my vacation
Purpose of loan:
This loan will be used to??
vacation?
My financial situation:
I am a good candidate for this loan because?
I'm employed full time, I have never missed any payments on any of my bills. The reason I'm requesting this loan is because this year I will be taking my vacation earlier than usual.?This year?me and?a couple of friends are planning to go over seas to?South Korea I alredy have the extra spending money that I will be using from my savings but?I don't have what it is needed for the ticket.?I usually wait untill I receive my tax returns but I have yet to do taxes. I will be receiving the $8,000.00 tax credit of which I plan to use to pay back this loan. I dont want to apply for a Credit Card since I don't want to be tempted to use it again or for other things. I live with my parents and the house that I have bought I'm using it as an investment. The property is being rented under contract making me an additional $100 a month for the property. The only bills that I have are small just what I spend daly on my self, phone, credit cards (of which?I only?have 2 and pay?$300?a month for both)?and cell phone. I guarantee that there will be no payments missed or late since I'm planning to purchase another property for investing?by the end of this summer and I dont want to have my credit score be brought down or have any delinquency.
Monthly net income: $ 1450????

Monthly expenses: $???Housing: $ 0
??Insurance: $ 180
??Car expenses: $ 80
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$812.56

Auction yield range:	3.06% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	9 / 9	Length of status:	1y 4m
Credit score:	820-839 (Feb-2010)	Total credit lines:	36	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$527	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loot-capo8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Success
Purpose of loan: Help offset operating expenses for a Therapeutic Boarding School.
This loan will be used to help students who are 13 to 18 who need extra attention in a boarding environment to help with academic, social and emotional issues, by providing funding for continue operating of the program.
My financial situation: I have a great credit history and have shown the responsibility of taking care of loans
I am a good candidate for this loan because the program is very close to being able to sustain itself and be a profitable venture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	4y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	7	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$911	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	honorable-point5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to? pay off my credit cards and all debt.

My financial situation:
I am a good candidate for this loan because? I am very serious about getting my debt cleared and saving some money for a home in the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	0y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,807	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	blazing-payout832	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding the business
Purpose of loan:
This loan will be used to expand my business from being only mobile to having a brick and mortar location as well.? Currently I have just a trailer with all of my equipment in it and am looking to buy equipment for my shop.? I currently have one part time employee that will go full time do to the demand in business we are currently seeing.? I have solid relationships with five of the local dealerships and am working with a couple of others to obtain contracts.? We have been steadily gaining market share in our community and have had solid clients throughout the winter.? The reason I am looking to borrow money instead of using the $10,000 in savings is so my company remains healthy in case of a downturn in business or an unexpected expense.? Plus I get to right off at least a portion of the interest.

When?it comes to expenses, I also have a second household income from my wife.??She grosses about?$5,000 per month at her salaried job and pays the insurance and daycare through her deductions. I have averaged $4,500 per month with $600 going toward my business loan and $400 per month going to the shop I have rented that I will be expanding upon.? I then put 30% of the gross to savings for taxes.??

I am looking to expand the business to gross $6000 per month with the expansion of the business.

??Housing:??1800
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 110
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$128.24

Auction yield range:	4.06% - 13.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	10 / 7	Length of status:	6y 1m
Credit score:	780-799 (Jan-2010)	Total credit lines:	18	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$4,711	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	chamaco	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Inventory for Cinco de Mayo
Purpose of loan: I need inventory for the busiest part of the year (March through May).?
I started an online retail website for Mexican Blankets and other Mexican products when I was in college six years ago.? Since then the site has consistently grown, with sales last year of over $120,000.? I recently finished my MBA in?September?and got married in October,?and now have student loans and other expenses?that prevent me from buying as much inventory as I will need.? We sell blankets, ponchos, table runners, etc. Our products are very popular for Cinco de Mayo parties and events, which result in about 55% of our annual sales in the months of March, April and May.?? We need to place our order?in February?so that the inventory arrives in time for the busiest season. This will be a short term loan, once inventory is paid for and orders come in, the loan will be paid off.?

My financial situation:
I have been a member of Prosper since 2007, loaning to over 30 people.? This is my first request for a loan for myself.
I am a good candidate for this loan because I have always been on time with my payments.? I have never missed a payment on my credit cards or student loans.? My need is for a short term inventory for a company that has consistently performed, therefore it is not as risky as a start-up business venture.

My monthly net income varies from month to month.? During the slowest months of October-February it averages $3800-$4400.? During the busiest months of March-September, average of $7500-$8200.? Last year total sales were $120,000.

My monthly expenses are as follows:

rent: $1385 (cheap for Orange County)
car: paid off, pay $150-$200 a month for gas/insurance
cell phone: $50.00
student loans: $485
food: $250-$300
entertainment: $200-$250 (my wife loves going to the movies, which are $13 here in Southern California now)
health insurance: $320 (self-employed rate for my spouse and me)
utilities: $150
cable/internet: $95

Please email me with any and all questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	8 / 9	Length of status:	7y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	25	Occupation:	Accountant/CPA
Now delinquent:	2	Revolving credit balance:	$10,771	Stated income:	$25,000-$49,999
Amount delinquent:	$308	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	peaceful-dollar6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards with very high interest rates.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.??My life has changed so much in the last 2 years (getting married, purchasing a home, having a baby), some things have gotten out of order.?? This loan will?help me get control of my finances and avoid high credit card interest rates.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	11 / 11	Length of status:	0y 8m
Credit score:	640-659 (Jan-2010)	Total credit lines:	47	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$12,910	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	generosity-flower	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Personal Loan & Credit Card
Purpose of loan:
This loan will be used to pay off a personal loan and credit card

My financial situation:
I am a good candidate for this loan because I've been very responsible in making my payments on time for the last 5 years.? I've accumulated some unexpected medical bills recently and need to pay off some loans I've taken out

Monthly net income: $ 4600
Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 70
??Car expenses: $ 570
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	4.06% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	4%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Credit score:	740-759 (Feb-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	LoanDMC	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	760-779 (Aug-2008) 760-779 (Aug-2007)
Principal balance:	$1,153.91	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Funds to Reinvest in Prosper
Purpose of loan:? I believe that there is untapped potential amongst A rate borrowers. I intend to make money off the spread between my annual payments and my outstanding loans.

My financial situation: I have no debt and liquid assets far in excess of the loan amount.

Monthly net salary: $ 4,000

Monthly net other income: $1,000

Monthly expenses: $ 3,117
??Housing: $ 1,888
??Insurance: $ 159
??Utilities: $ 0
??Phone, cable, internet: $ 20
??Food, entertainment: $ 1000
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	16 / 13	Length of status:	1y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,204	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	balilanai	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 620-639 (Mar-2008)
Principal balance:	$2,006.96	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Rather pay you than Citibank
Purpose of Loan
Citibank has raised my interest rate from 9.24% to a variable APR of 19.99% because one of my payments was 3 hours late. I paid after 5 pm on the payment due date so it was processed the next day and considered late. Ridiculously, Citibank raise my interest rate to 15.99% because of this. I called Customer service several times and even sent a letter to them but they rejected my request to revert the rate and cancel my card. They also doubled my monthly payment.

I have decided to pay off this card and close it by refinancing at a lower rate. I would rather pay fellow Prosper lenders than a bank that gets money from the Federal Reserve at 0% and lends it out at extremely high rates to consumers.
Your loan is guaranteed to be safe and paid for. Here's why

Annual Salary: $72090
I work as a Business Analyst for an IT company. My job is stable and I have Never ever missed a payment on any of my loans EVER (its just not my style).
I have 2 graduate degrees- a MBA in Finance and a MS in Information Systems and am financially responsible.

Checking account: $1400
Savings: $2400
Roth IRA: $8275
Stocks and Mutual Funds: $3800

My car is paid off, I rent an apartment and have almost $2400-$2800 in disposable income every month. I don't drink, don't smoke, am a vegetarian and hardly eat out .. Just in case you wanted to know my lifestyle.

To be fair, I have the cash to pay this off immediately but I need a buffer. I am enraged with Citibank for being so mean and want them to lose my Business and you to earn my Business. Its a win-win situation.

Bye the way, if you haven't already it, I recommend the book ' The Richest Man in Babylon'. It will change the way you think about money and use it and will help you on your way to financial independence.

Thanks in Advance :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$311.85

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2006	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 6	Length of status:	3y 11m
Credit score:	660-679 (Jan-2010)	Total credit lines:	13	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$10,474	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	justice-path	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards so I can buy a little house while the market is still good for it!

My financial situation:
I am a good candidate for this loan because I am a responsible person who always pays bills on time and until they are paid off. I work as a software engineer for the same company for almost 4 years now, so I have a stable, well paying job. My living expenses are only $500 with utilities included because I rent a room in a nice house. I also have my car paid off so I don't have any car payments either. Which means I can comfortably afford paying this loan. I also have had a loan approved by Lending Tree before in the amount of $19000.00 which I always paid on time and until it was paid off. The reason why I decided to try Prosper this time is because I thought the interest rates on Lending Tree were way too high. And the only reason why my credit score is not much higher is because I am a foreigner and I have only been in this country for 4 years so I don't have enough credit history time to have a better credit score. My credit cards interest rate is around 20%/year. I want to pay them off and then save money to buy a house by the end of the year. So if I can get a lower interest rate for this loan, I can pay the credit cards off, pay this loan monthly instead, start saving for my house, increase my credit score (and therefore get a better interest rate in my mortgage) and feel like I am doing a good deal. I am also trying to cut all superfluous expenses and save everywhere I can. I have cancelled magazine subscriptions, movie rent plans, even my gym membership and cable channels. That's how much I want to buy my little house while the market is still good for it and if I can get this loan it would really help me be able to buy it! Thank you! :)

Monthly net income: $2654.00

Monthly expenses: $900.00
??Housing: $500.00
??Insurance: $0
??Car expenses: $100.00 (car insurance)
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $300.00
??Clothing, household expenses $0
??Credit cards and other loans: $0 if I get this loan!
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$219.64

Auction yield range:	14.06% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	5 / 5	Length of status:	9y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$21,940	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit card use for surgery
Purpose of loan:
I had shoulder surgery and my insurance covered 80% of it. I used my credit card to pay the remaining amount owed. My credit card company will not work with me on the interest rate ? 19% so I need to try another avenue.

My financial situation:
I am a good candidate for this loan because I have a great payment history. I've been at my current company for 9 years, first job out of college, I'm a very loyal person and employee.

Monthly net income:
$3986

Monthly expenses: $
??Housing:?$900
??Insurance: $36
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $55
??Food, entertainment: $100
??Clothing, household expenses $?40
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	31%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	9 / 8	Length of status:	9y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,988	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-reasonable-return	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Long Planned Trip to Ireland
Purpose of loan:
This loan will be used to.....to travel to Ireland in March.? For the past 15 or so years my cousin and I have talked about going to Ireland.? Last summer the timing seemed right and we booked our flight tickets, and got vacation time off from work.? During the past 6 months I've encountered some unexpected expenses (hernia surgery), and some not so surprising (automobile).

My financial situation:
I am a good candidate for this loan because?I have not missed a payment in the last 13 years.? I have worked for my employer? for 10 years (in March).

Monthly net income: $ 3200.? That is the average.? I work in Ice Cream Production and work longer hours March-Sept, and shorter hours Oct-Feb.

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	36%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	12 / 11	Length of status:	3y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	16	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$9,576	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-genetics	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt free and happy
Purpose of loan:
This loan will be used to?pay orr my credit cards, with a few hundred dollars left to take a trip to see my grand kids.

My financial situation:
I am a good candidate for this loan because?my bills are?always paid on time, I have excellent credit, and I will pay back this loan on time if not before time.?

Monthly net income: $ 1364.00

Monthly expenses: $
??Housing: $???Partner makes house payment????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? ??Insurance: $ 100.00
??Car expenses:??50.00????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? Utilities: $?62.00
??Phone, cable,?????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????? internet: $ 165.00
??Food, entertainment: $ partner pays
??Clothing, household expenses $ partner pays
??Credit cards and other loans: $ 500.00
??Other expenses: $ 200.oo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.06%	Starting borrower rate/APR:	19.06% / 21.28%	Starting monthly payment:	$293.49

Auction yield range:	17.06% - 18.06%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-0.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	13 / 14	Length of status:	5y 0m
Credit score:	700-719 (Jan-2010)	Total credit lines:	20	Occupation:	Computer Programmer
Now delinquent:	2	Revolving credit balance:	$7,799	Stated income:	$50,000-$74,999
Amount delinquent:	$44,906	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	sunny-commerce6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to lower interest rate on car.
Purpose of loan:
This loan would be used to pay off my current auto loan which is very high interest 30%+.

My financial situation:
I have not missed one single payment on my car loan which is about to be over 2 years old. I can make this payment without fail. THe reason my credit score is low is because I co-signed a loan for my parents on their house and they are now going through foreclosure. I pay all of my bills on time.

Monthly net income: $
4500.00+
Monthly expenses: $
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$77.42

Auction yield range:	17.06% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 7	Length of status:	2y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$1,989	Stated income:	$50,000-$74,999
Amount delinquent:	$188	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2p-jam	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A place for stepson to call home
Purpose of loan:
This loan will be used to? finish the basement.? My husband and I have been gutting our basement slowly just as we get extra money here and there.? We just found out that my 14 year old stepson will finally be moving in here permanently!? I am very excited and want nothing more than to give him a room he can call his own and feel comfortable and safe in.? So part of finishing the basement would be building a room for him, and finishing the rest for an entertainment/play/game area for all of the kids to have a place of their own.? The upfront cost of carpet, pad, paint and furniture is too much without the help of a small loan.? This is why I came here!

My financial situation:
I am a good candidate for this loan because? I live on a very strict budget by choice and I spend my money wisely.? There are so many people who just pay their bills whenever, and I don't see how that works!? I have a strict list of what bills get paid from what paycheck.? Therefore I am never late on a bill and I can always see how much spending/leisure money I have for the next 2 weeks.

Monthly net income: $ 3460

Monthly expenses: $
??Housing: $ 1290
??Insurance: $ 190
??Car expenses: $ 409
??Utilities: $ 145
??Phone, cable, internet: $ 140
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 70
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	5 / 5	Length of status:	15y 8m
Credit score:	740-759 (Jan-2010)	Total credit lines:	10	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$47,858	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-bonus-goose	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fully furnishing the basement
Purpose of loan:
This loan will be used to fully have my basement finished. Right now it is bare cement walls but I want to put up drywall, add water/shower/bathroom, rug, and cut off into rooms. I will be renting the basement out for another source of income as well as improving the value of my home which I have equity in.

My financial situation:
I am a good candidate for this loan because I will be making extra money off this home improvement which will in effect pay for the loan itself once I start renting it out.I make decent money now, I just cant afford to shell out all the money for the home improvement at once, so I am here requesting a loan. My credit rating is good as well. Ive mortgaged a house for almost 10 years and have never been late on a payment once.

Monthly income: $5400

-mortgage ? ? ?? $2100
-utilities???????????? $450
-credit cards????? $600
-cell phone??????? $100

I have No kids and car/bike are paid for. Payments will come directly from my bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 18.17%	Starting monthly payment:	$175.76

Auction yield range:	4.06% - 14.99%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	42%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	15 / 12	Length of status:	1y 7m
Credit score:	760-779 (Jan-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,694	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Loan-trust25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt free for me
Purpose of loan:
This loan will be used to pay off credit cards......

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I haven't been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	10%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	1 / 1	Length of status:	0y 11m
Credit score:	640-659 (Jan-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$507	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	unassuming-kindness	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basement Repairs
Purpose of loan:
The purpose of this?loan is?for minor repairs to basement.?

My financial situation:
I am full-time employee at a respected company in the healthcare industry, so?I have long-term job security.?I have never had a foreclosure or bankruptcy, own my car (no car payments) and no credit card debt. In this economy, I think that makes me a ideal candidate to pay the loan back in a timely manner.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 600
??Insurance: $?70
??Car expenses: $ 50
??Utilities: $ 170
??Phone, cable, internet: $ 45
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 169
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	1 / 1	Length of status:	2y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Angeleyesjoya	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for wedding
Purpose of loan:
This loan will be used to?to pay for my wedding

My financial situation: I'm self employed
I am a good candidate for this loan because?I live at home with my parents and have no major responsibilities. I'm also willing to have the payments be withdrawn from my checking account directly every month.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$327.96

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	4 / 3	Length of status:	3y 10m
Credit score:	600-619 (Feb-2010)	Total credit lines:	12	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$1,211	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	151%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	jobear	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 89% )	600-619 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	3 ( 11% )	600-619 (Dec-2009) 640-659 (Sep-2007) 640-659 (Jul-2007) 620-639 (Jun-2007)
Principal balance:	$1,213.22	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
One more time
Purpose of loan:
The purpose of my second loan is to lump my high interest credit card bills and personal loans into one payment.? I am hoping this loan can help me rebuild my credit, lower my monthly expenses, and better my debt to income ratio.? I am using my tax return money towards these bills and I can borrow against my 401k plan when I need to.

My financial situation:
This would be my second loan with Prosper.? My credit score is not the?greatest due to?my filing?bankruptcy in 2004, which was discharged.? This bankruptcy was the result of my closing a small coffee shop that I owned.? I currently work full-time as an HR Supervisor for a very well known hardware store.? I have been with this company now for 4 years.? Sometimes I tend bar for a good friend of mine when needed.? I really just want to clean up my credit record so that I can move forward with a cleaner slate.?

Prosper has helped me once and I hope can help me again..? I have told many of my friends how Prosper helped me once and about the ability to become borrowers/lenders to the site.? I have not told them of my re-listing only because of my embarrassment of my low credit score.? My friends knowing my financial situation is not something I want.? If by chance they are looking through the applicants and come across my listing then so be it.? They know the person I am.

Monthly net income: $ 2458 currently

Personal monthly expenses: $ 1559
??Housing: $?200 (have roommate)??
??Insurance: $ 64
??Car expenses: $ 405
??Utilities: $ 100
??Phone, cable, internet: $ 55
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 300
??Other expenses: $ 210 (student loans)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445574
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	14%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	17 / 15	Length of status:	26y 11m
Credit score:	740-759 (Jan-2010)	Total credit lines:	46	Occupation:	Skilled Labor
Now delinquent:	1	Revolving credit balance:	$3,337	Stated income:	$25,000-$49,999
Amount delinquent:	$4,386	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	Helpme15	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off my debt.?Due to the economy I had to take a huge pay cut in order to keep my job and this loan will?be a big help. The $4000 deliquentt?came from letting my mortgage fall behind so?I could modify it, but everything you see?on?my monthly expenses is current and I am not behind on anything?I am working with the?3 credit agencies to clear up the things on my credit that is not accurate thanks for bidding.?

My financial situation:
I am a good candidate for this loan because? I pay all of my bills I am?just having a hard time now due to the economy that is why?I need to get this loan so I can pay a few things off and start the New year off in control of my debt. Thanks for bidding

Monthly net income: $ 2000 Take home?

Monthly expenses: $?
??Housing: $ 655
??Insurance: $100?
? Car expenses: $100 a month for gas?
??Utilities: $?220
??Phone, cable, internet: $?85
??Food, entertainment: $?150?just food (not?Entertainment)
??Clothing, household expenses $0 don't buy clothes and household expenses on a monthly basis?
??Credit cards and other loans: $450
??Other expenses: $0
Total=$1760 I will have $240 dollars extra every month to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	78%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-10):	3	Current / open credit lines:	7 / 5	Length of status:	11y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$6,444
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Scollardical	Borrower's state:	Illinois	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Credit Card Debt
Purpose of loan:
This loan will be used to consolidate credit card debt for pay off?

My financial situation:
I am a good candidate for this loan because I have an excellent payment history?

Monthly net income: $ 811.00

Monthly expenses: $
??Housing: $ 233.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 24.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	14.06% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 5	Length of status:	2y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$2,196	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cdfmedic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my last unsecured debt
Purpose of loan:
This loan will be used to?pay off the last unsecured debt I have.

My financial situation: We would like to pay off the last unsecured debt we have. Our goal is to live debt free and this will be a consolidation loan to lower the interest rate. We currently send well above the minimum payment per month, but have a high interest rate that we would like to lower.

I am a good candidate for this loan because? I work full time as a firefighter/paramedic and my wife works as a teacher. I have been in the fire service for 12 years and my wife has been in education for 8 years. Both our positions are very secure.

Monthly net income: $4100.00
My wifes monthly net income is $3600.00

Monthly expenses:
Housing: $2500.00
Insurance: $220.00
Car expenses: $1000.00
Utilities: $150.00
Phone, cable, internet: $300.00
Food, entertainment: $500
Clothing, household expenses $200
Credit cards and other loans: $300
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$193.60

Auction yield range:	4.06% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 12	Length of status:	0y 3m
Credit score:	720-739 (Jan-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,024	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	Curious	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Close to graduating, semester loan
Purpose of loan:
Due to some red tape at my school's Financial Aid office I cannot receive the student loan I was approved for this semester.? I am 2 semesters from Graduation and do not want to delay based on mindless bureaucracy. I paid last semester's tuition out of my own pocket but unfortunately have not been able to replenish my savings in time for this semester. So I had to put tuition on a credit card and I really want to pay down that balance with a loan at a more reasonable rate.

My financial situation:
In addition to being a student, I work full time with a great salary.?I have worked in the same industry for more than 10 years, and?have owned my own home for more than 5 years.? I?am responsible with debt, and fully intend to pay this back as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	13 / 10	Length of status:	15y 9m
Credit score:	680-699 (Jan-2010)	Total credit lines:	43	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$16,681	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	analyst123	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 6% )	680-699 (Nov-2009) 680-699 (Sep-2008)
Principal balance:	$4,884.56	1+ mo. late:	1 ( 6% )
Total payments billed:	16
Description
4 kids' school trip money due!!!
Purpose of loan:
This loan will be used to help my son, who is in the honor's program in University of North Florida, attend a trip to?Ecuador to help build structures and desks for school children to help the indigenous tribes of the country?and learn about the culture.? He plans to complete his studies and go on to study international law.? He has received some scholarship money, but will need the additional funds to cover shots that are not covered by insurance and meals in addition to paying the amount for the trip that scholarships don't cover.? I have four children total and two of them are also taking a band trip to Orlando in May to play at Festival there and the fourth is attending a French competition in Tampa in May.? All of the money is coming due at one time and I need a way to spread the payments out a little.? A loan like this would give me the ability to pay for these expenses and keep all of my other obligations current without worry.? Although I receive child support, the children's father is not willing to help with any additional expenses.......so it's up to me to help my children take advantage of opportunities like the ones listed.

Financial situation:
I am a good candidate for this loan because I have managed to maintain a company, which now employs 60 people,since 1994.? Additionally, I have a new contract starting with the Division of Vocational Rehabilitation next month which will allow me greater ability to pay off loans quickly.
Monthly net income: $ 11,000

Monthly expenses: $ 9891.00
??Housing: $ 1714.00
??Insurance: $ 1987.00????
??Car expenses: $ 848.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 272.00
??Food, entertainment: $ 2400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1370.00
??Other expenses: $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,548.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$113.49

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2007	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	18 / 17	Length of status:	4y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$5,951	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Neema0910	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing remodeling my home
Purpose of loan:
This loan will be used to finish remodeling my home. We are adding a 2nd bathroom off the kitchen.

My financial situation:
I am a good candidate for this loan because? I have had a stable job since I was 18 years old. I've been working for the IL Department of Healthcare and Family Services for over four years now. My husband is a Caster Foreman for Arcelor Mittal. (A Steel Company) My credit score is perfect in terms of never missing a payment. That won't change with this loan either. We will also have this loan on automatic payments. Please feel free to ask any questions. I will answer them all. The little man in the picture is my baby boy. He was 4 months here.. much bigger now at 9 months. Thank you for considering my loan.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 520
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$134.10

Auction yield range:	8.06% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	48%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	12 / 12	Length of status:	13y 10m
Credit score:	640-659 (Jan-2010)	Total credit lines:	52	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$39,392	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thunder22	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CITI Credit Card - Debt
Purpose of loan:
I am trying to consolidate my debt. I want to make a dent in credit card debt which can reduce the amount of interest paid and my money could go towards the principle.

My financial situation:
I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan. Please invest. I have never been late on a payment. I am a good candidate.

Monthly net income: $3500

Monthly expenses: $?2900
??Housing: $?1400
??Insurance: $ 50
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?700
??Other expenses: $ 100

House (Zillow estimate) = $224,000 - balance $204,000
Credit card - $5000 12%
Credit card - $1000 9%
Credit card - $5100 29% (I am trying to pay this one of first, then the next highest interest rate will be next and so forth)
Credit card - $5000 12%
Credit card - $7000 11%
Car - $3500 7%

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$324.55

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	17 / 15	Length of status:	7y 1m
Credit score:	700-719 (Feb-2010)	Total credit lines:	27	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5,728	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	anamski	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off our credit cards
Purpose of loan:
This loan will be used pay off high-interest credit cards.

My financial situation:
I am a good candidate for this loan because I make good money and am a responsible person. However, prior to the enactment of the new law prohibiting credit card lenders from arbitrarily raising rates, they have ALL done exactly that. Our minimum payments have since doubled. My wife is now in full-time nursing school, and will have her RN at the end of this semester. Because of school, she has not been able to contribute to our household income, and we have been borrowing in the form of student loans to make our monthly budget. Our budget is sound and we have been doing fine, but would like to save the money spent every month on interest and possibly have a lower payment as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	2 / 2	Length of status:	7y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,436	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peace-ecstasy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high-interest loans
Purpose of loan:
This loan will be used to pay off my credit cards and to purchase equipment for my photography business.

My financial situation:
I am a good candidate for this loan because I have been steadily self-employed for the past eight years. I have maintained a solid client base and have been able to grow that base each year. I have a great relationship with my clients because I am responsible and I conduct my business with honesty and integrity.

Monthly net income: $ 4700

Monthly expenses: $ 3160
??Housing: $ 1000
??Insurance: $ 235
??Car expenses: $ 525
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	31%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	21 / 15	Length of status:	3y 11m
Credit score:	780-799 (Feb-2010)	Total credit lines:	52	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$30,491	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	value-hunter9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new kitchen
Purpose of loan:
This loan will be used to improve my home

My financial situation:
I am a good candidate for this loan because I always pay my bilss
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	71%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	29 / 28	Length of status:	3y 5m
Credit score:	620-639 (Jan-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,220	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 660-679 (Apr-2008) 640-659 (Mar-2008) 640-659 (Feb-2008)
Principal balance:	$1,691.87	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for almost 3 years.

Monthly net income: $ 1400

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360,71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-10):	1	Current / open credit lines:	18 / 14	Length of status:	3y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	35	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$2,126	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	impressive-listing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding My Catering Business.
Purpose of loan:
This loan will be used to purchase a chocolate fountain so I can book more weddings by giving it complementary.

My financial situation:
I am a good candidate for this loan because I have all my accounts in good standing with no late payments, and if I get all the necessary equipment I need, my business revenues can double.

Monthly net income: $11,000-12,000

Monthly expenses: $
??Housing: $1,500
??Insurance: $400
??Car expenses: $1,300?
??Utilities: $400?
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $200
??Credit cards and other loans: $1,000
??Other expenses: $4,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	18%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-10):	1	Current / open credit lines:	0 / 0	Length of status:	16y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	enclave233	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my bills
Purpose of loan:
This loan will be used to? to pay off bills

My financial situation:
I am a good candidate for this loan because?
I am honest and would be able to pay off the loan because I would be caught up with all debt.
Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $?0
??Insurance: $ 103.00
??Car expenses: $ 0
??Utilities: $?240.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $?500.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 66.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	17 / 15	Length of status:	0y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	44	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$35,326	Stated income:	$50,000-$74,999
Amount delinquent:	$27	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bill-kangaroo1	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards that we used to run our business these past two summers.? Our family-owned business, Naknek Family Fisheries offers premium wild Alaskan salmon fresh during our short harvest season, and frozen in a convenient vacuum packaged form.? We cater to high end restaurants, discerning connoisseurs, and fresh fish markets.? We started our business with personal equity invested from fishing family members.? Our Alaska Native ancestors have been fishing the waters of Bristol Bay for over 9,000 years and we continue this tradition of stewardship and wise use of our precious natural resource.

My financial situation:
I am a good candidate for this loan because I have a good credit rating, a steady job, and have been paying these credit cards off.? Even if our business cannot make the payments, which we have been doing so far, I can make the payments out of pocket.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.06% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	3%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	1 / 1	Length of status:	5y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goodhearted-greenback959	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repo fees
Purpose of loan:
This loan will be used to? get my car back.? It was repossesed and I'm waiting for my tax return.?
?I don't have any credit cards or outstanding loans so when I receive my tax check I can pay the loan back
My financial situation:
I am a good candidate for this loan because? I am a hard working single parent.? I got a little behind and was counting on my federal tax return to be here to make my payment, now I'm without a vehicle..

Monthly net income: $ 4200.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 240.00
??Car expenses: $ 1100.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 420.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 0
??Other expenses: $ 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	7%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	5 / 3	Length of status:	11y 7m
Credit score:	680-699 (Jan-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,609	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tommysf13	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2009) 640-659 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
A PUSH OVER THE TOP PLEASE
Purpose of loan:
This loan will be used to?
dump the credit card and work towards actually paying off my debt for a better financial situation. I have a total out of approx. $1600 a mo. this includes the monthly mortgage and equity.
My financial situation:
I am a good candidate for this loan because?? long employment,never late,just outside the 700 mark! 692 credit karma 2-4-2010. the negative mark on my report was a bankruptcy in 2005. have been working at improving my scores ever since and continue to succede. I am also in the process of having 2 accounts from the 2005 filing reported correctly as (reaffirmed)? paid in full?accounts.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 750
??Insurance: $50
??Car expenses: $ 75
??Utilities: $ 125
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $ 75
??Credit cards and other loans: $170
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.07%	Starting borrower rate/APR:	10.07% / 12.18%	Starting monthly payment:	$96.90

Auction yield range:	4.06% - 9.07%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 7	Length of status:	4y 0m
Credit score:	740-759 (Jan-2010)	Total credit lines:	11	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$8,347	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	41%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Yuriana26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	740-759 (Nov-2009) 720-739 (Oct-2009) 700-719 (Jun-2007)
Principal balance:	$135.73	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Paying off Wells Fargo 23.90%
Purpose of loan: (relisting)
Our 15 year old washer/dryer gave up 2 months ago and we had no choice but to get a new one and that time we made a mistake (under my hubby's name - pay off his way to college and has only use cash- just starting to build his credit) of financing it thru the store appliance for 23.90% interest. We would like to pay it off so we have better interest and we can pay it off fast through prosper loan. The rest of the money will be for medical bills that we acquired.

My financial situation:
I have a very good credit score and never fail to pay my payments/bills every month. My credit score/history can attest to that. I believe that if you utilize or use a credit card or if you owed money- it is to be paid for no matter what. Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$608.04

Auction yield range:	11.06% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	37%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	15 / 15	Length of status:	6y 10m
Credit score:	680-699 (Feb-2010)	Total credit lines:	36	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$38,266	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loot-photon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a tough 2009
Purpose of loan:
This loan will be used to? pay down debt that my wife and I accumulated this past year. Between furlough time at both jobs, a new baby and a new house things got a little out of hand in 2009.

My financial situation:
I am a good candidate for this loan because? 2010 has already started off better for us. We both have stopped using credit cards and have already paid down some our debt, but we would like to use this loan to completely payoff high interest rate cards and regain our financial stability.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 1900
??Insurance: $ 300
??Car expenses: $ 600
??Utilities: $ 125
??Phone, cable, internet: $ 102
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.86

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	4 / 4	Length of status:	6y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	25	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$1,833	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Northampton	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-679 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Replace Septic System, Central Air
Purpose of loan:
This loan will be used to pay replace septic system and central air in my Florida home.

My financial situation:
I am a good candidate for this loan because I have had?a previous loan with Prosper which was paid off successfully. I also consider myself to be an honest, reliable and trustworthy individual. My income level is?above average. I currently own my home. The home is paid in full and I have no mortgage.?I am self-employed and own several internet businesses and also do some government contracting. The entire cost of this project is approximately $35,000. I am requesting a loan in the amount of $24,999 and will pay the rest with existing savings.

Monthly net income: $ 3720.00

Monthly expenses: $
??Housing Taxes: $ 200.00
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards: $?1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445640
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$89.14

Auction yield range:	11.06% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1977	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	11 / 10	Length of status:	37y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	1	Revolving credit balance:	$13,625	Stated income:	$25,000-$49,999
Amount delinquent:	$495	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	money-youngster	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to? pay off debt management plan and pay down balance on personal loan

My financial situation:
I am a good candidate for this loan because? First,?I want to thank those who placed a bid.? Unfortunately, I did not receive enough to fund.? Hope you will consider me again.? I believe that I need to add more explanation to my financial situation and to bare my soul.? Blemish on my credit report from dealing with a payday lender.? Family member needed my help and I did not hesitate to comply.? At the time, I had to resort to the lender.? Lender and I have a conflict and I am in the process of getting resolved.? Also in a debt management plan.? Circumstances forced me to enter plan.? (Seems like bad things sometime happens to good people).? I have faithfully paid and now owe approximately $450.00.? My payment, if receive Prosper loan, will be less that the debt management payment and personal loan payment and I will have no problem paying the Prosper loan.? The Prosper loan will be used to pay in full the debt management plan and pay down the personal loan.? As previously stated, this will enable me to get better control of my finances and start on the path to a better financial future.? I guess what I am asking for is a helping hand.? I believe that the delinquency is for cell phone bill.? This has been paid.? Was not feeling well for a few days, and forgot to mail.? Thanks, again, for taking time to read my listing and hopefully fund it as well.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	0 / 0	Length of status:	0y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	market-whomper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ahead, by paying off debt
Purpose of loan:
This loan will be used to? debt consolidation, and also to get ahead with my bills.

My financial situation:
I am a good candidate for this loan because?I am responsible and am able to pay off the loan within a couple of weeks. I am trying to get ahead so I don't have to worry about the next months bills and worry. With this money I will be sound minded and will be able to stop stressing month to month.

Monthly net income: $2000

Monthly expenses:
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	2y 1m
Credit score:	720-739 (Jan-2010)	Total credit lines:	4	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$37	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	control29	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof
Purpose of loan: Install new roof on rental house
A rental house that I own is in need of a new roof. I have received two proposals for the job so far. The two proposals are for $16,500 and $18,500. I have at least one more estimate coming in so the final cost has not yet been decided. This will be a complete stripping and replacement of the entire roof.

Property Information
Two-family residence
Value: $30,000
Monthly Cash Flow: $737

My financial situation:
2010 Annual Salary: $79,000
Oustanding loans: None (No mortgage, no car payment, no student loans, no credit card debt, not one loan outstanding)
Liquid Cash Available: $15,500

Monthly Income: $6,583

Monthly Expenses:
Entertainment: $300
Food: $400
Gas: $216
Insurance: $116
Phone: $80
Misc.: $100
Total Expenses:$1,212
I do not own my primary residence, nor do I pay rent for it. I make irregular payments to the owner not to exceed $400 in any given month.

I would like to use a loan to pay for the roof replacement instead of depleting all of my available cash so as to keep the cash available for any unforeseen emergencies. I have no monthly payments. Most of the money I earn each month is saved. I easily have the capacity to repay this loan. I earned a four-year degree from a private university (all related loans paid off), own two houses free and clear (no mortgages) and own my vehicle free and clear. I am extremely disciplined with money and take no loan lightly. Repaying my debts is priority number one. I thank you for considering funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 10.33%	Starting monthly payment:	$451.67

Auction yield range:	3.06% - 8.99%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 5	Length of status:	7y 8m
Credit score:	820-839 (Feb-2010)	Total credit lines:	23	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$101	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-evergreen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Backyard Improvements
Purpose of loan:
This loan will be used to? landscape and install a backyard pool as well as outdoor living space.

My financial situation:
I am a good candidate for this loan because?I have a good income and an excellent history of on-time payments, making me more than able to repay the loan. As this loan will be used for home improvement, it is something that will provide a tangible benefit for myself and my family, while also increasing our home value. Debt repayment is a very high priority for my family, as we do not like having any outstanding debts of any kind.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.58%	Starting borrower rate/APR:	24.58% / 26.88%	Starting monthly payment:	$189.78

Auction yield range:	8.06% - 23.58%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	9 / 3	Length of status:	1y 0m
Credit score:	780-799 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blooming-durability2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to?consolidate two loans into one.

My financial situation:
I am a good candidate for this loan because? I have a 15 year credit history and have never been late. I have paid off tens of thousand in unsecured debt as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	4y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	10	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,861	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	transaction-fighter8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff debits
Purpose of loan:
This loan will be used to? pay down and consolidate credit debits

My financial situation:
I am a good candidate for this loan because? gainfully employed with ability meet repayment terms.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$687.47

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1985	Debt/Income ratio:	26%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Credit score:	760-779 (Feb-2010)	Total credit lines:	22	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$978	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	50
Screen name:	first-productive-order	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment to satisfy orders
Purpose of loan: This loan will be used to purchase equipment that will allow me to satisfy new customer orders in-house allowing for larger return on orders.

My financial situation: I am a good candidate for this loan because?my employment situation is stable to sustain repayment, my years of working experience in the marketing / promotion industry and my social activities that will give me access to potential customers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	14%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 11	Length of status:	22y 8m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$87,570	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-openness-albatross	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
short term debt
Purpose of loan:
This loan will be used to?
Pay of short term debt.
My financial situation:
I am a good candidate for this loan because?
I will pay it back in full on 2/9/2010.
Monthly net income: $
4000.00
Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $
??Car expenses: $ 413.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	5	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$5,633
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	joker999	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving out west for better job
Purpose of loan:
This loan will be used to? Assist me in my move out west.????????????????

My financial situation:
I am a good candidate for this loan because? I have never been late on a payment.

Monthly net income: $3500 (when employed)

Monthly expenses: $
??Housing: $ 956 (trying to move out of here, and into a place at $600)????
??Insurance: $100
??Car expenses: $0?
??Utilities: $ 60
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $0
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$422.95

Auction yield range:	8.06% - 21.50%	Estimated loss impact:	9.01%
Lender servicing fee:	1.00%	Estimated return:	12.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	16 / 13	Length of status:	6y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,198	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	urbane-fairness	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to?
Pay off a high interest Citi bank card (17.99%). I have had this card probably since 2003 and they will not work with me on the rate at all even though I have never been late. At my current payment it will take 20 some years to pay off and I am seeking a 350-400/mo payment to pay it off in three years.
My financial situation:
I am a good candidate for this loan because?
1) I am self employed and working with many high profile clients. I am diligent and advertise frequently.
2) I would rather someone else other than one of these large banks that received bailouts benefit from the interest I pay to them.
3) I am very interested in P2P lending, as it supports investors, and I would like to come back later after the loan is paid in full to seek investments for creative ventures.

I am able to provide W2 info from 2007 and 2008. I am not able to provide paystubs as I am self employed. This has lowered my rating to C.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.23%	Starting borrower rate/APR:	29.23% / 31.60%	Starting monthly payment:	$84.06

Auction yield range:	14.06% - 28.23%	Estimated loss impact:	15.99%
Lender servicing fee:	1.00%	Estimated return:	12.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	23%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	16 / 15	Length of status:	1y 9m
Credit score:	620-639 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$13,476	Stated income:	$75,000-$99,999
Amount delinquent:	$116	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Rainbowbrt56	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	600-619 (Jun-2008) 660-679 (Mar-2008)
Principal balance:	$3,678.47	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Need hot water!!!
Purpose of loan:
I have a 1924 bungalow that I bought in June of 2009. Slowly things have been giving out in my old home. My gas hot water heater went out this weekend and I need help fixing it and replacing the copper pipes to get things up?code. ?I already replaced the AC and Heat last month and puchased a new gas stove so unfortunately I do not have cash laying around anymore.

My financial situation:
I am a good candidate for this loan because I am employed full time with a Nationwide Staffing firm making a good base pay plus commission and bonuses. I could pay off the loan as quick as the end of this year with the bonuses I will be receiving. I also have not had a late payment for over 5 years and I have not had a delinquent account for over 7 years.

Monthly net income: $ 5250 before commission

Monthly expenses: $?3155
??Housing: $530.00
??Insurance: $ 200
??Car expenses: $ 440
??Utilities: $?125
??Phone, cable, internet: $ 160
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	28%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	19 / 18	Length of status:	30y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	43	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$34,943	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	advocator6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Campus Housing Costs
Purpose of loan:
This loan will be used to? pay for campus housing costs

My financial situation:
I am a good candidate for this loan because?I have been employed by the same federal government agency for 30 years at a decent income level.?

Monthly net income: $ 7,000.00

Monthly expenses: $
??Housing: $ 2185.00
??Insurance: $ 3500.00
??Car expenses: $ 1,000.00
??Utilities: $ 600.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 1200.00
??Credit cards and other loans: $ 659.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	7y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,305	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DayTrading
Purpose of loan:
This loan will be used to? DayTrade with a proven system

My financial situation:
I am a good candidate for this loan because?

I found a day trading system that has been trading for 14 months and has a track record of over $41,000 for 1 lot. With the money I will trade 2 lots that has the potential for about $6000 a month minus the lease fee of about $1400. It trades 4 different market intraday so the required cash is lower.So far?this month thru feb. 4th it is up almost $2000 (less commissions).?I will also be trading other markets with my own money , already one account has seen about 100% gain this week. Yes there is risk but with such a long track record and it has produce profits for the trader I have confidence it wil work out.

Monthly net income: $? $1200 work
??????????????????????????????????????$6000 (expected from invesment)

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 60
??Car expenses: $ 160
??Utilities: $?50
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	78%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	6 / 5	Length of status:	16y 4m
Credit score:	760-779 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,693	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	systematic-hope7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards,etc.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	3y 8m
Credit score:	700-719 (Feb-2010)	Total credit lines:	8	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$605	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	worlds-best-balance8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace truck in OTR operation
Purpose of loan:
The purpose of this loan is to replace my current truck with a truck more suited to the type of driving I do and the type of materials I haul.

My financial situation:
I am a good canidate for this loan because I have a stable contract with a company that has been in business since 1895. I have been an independant contractor for 3 1/2 years now and have not only survived some of the worst economic times in recent history but have been profitable. I paid my current truck off so this is not the first loan I have had for a truck, my last loan was $1600 a month for 36 months so my business is more than capable to handle a $25,000 loan on a 3 year term.
Also I do not use credit cards except for emergencies while on the road, so my credit card debt is very small.
Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 692
??Insurance: $ 375 every six months
??Car expenses: $ 550
??Utilities: $?200
??Phone, cable, internet: $ 330
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Part-time employee
Enhanced (1-10):	3	Current / open credit lines:	6 / 6	Length of status:	1y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,629	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	loot-genetics9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$30.88

Auction yield range:	3.06% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	27%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	11 / 10	Length of status:	2y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	14	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$841	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	point-mastery	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sun Room Flooring
Purpose of loan:
This loan will be used to??fund my tiling of the Sun Room Floor. My secondary reasoning is to explore the P2P lending process. I have just been introduced to P2P lending, and I thought it would be an excellent opportunity to discover what steps a borrower needs to go through in order to obtain a loan from Prosper. I am very interested in this P2P lending community and I am trying out several sites including here. Also I was curious what interest rate would be charged to my account.?

My financial situation:
I am a good candidate for this loan because? My net income after all expense (minimum expenses such as?current debt, food, gas, utility)?is $2000 dollars a month and I receive a pay check every other week. I do not need the loan financially (actually I preferred if they had smaller micro loan for trial).

Whoever is investor/lender should understand that this loan will most likely be prepaid by end of April of this year (so I guess you will not collect as much interest). Just think of it as a short term bond that has higher interest rate than what the market offers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$204.29

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1989	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 12	Length of status:	8y 8m
Credit score:	720-739 (Jan-2010)	Total credit lines:	26	Occupation:	Nurse's Aide
Now delinquent:	0	Revolving credit balance:	$9,686	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Tgrlilly	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2007)
Principal balance:	$2,436.44	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
pay off existing car loan
Purpose of loan:
This loan will be used to pay off an auto loan at a lower interest rate and I would?rather?give my hard earned money to regular people than to?bank.?

My financial situation:
I am a good candidate for this loan because I am not asking for anything extra.? The money that I am using to pay?the loan now is the same money that?I will be using to pay?this loan.?I have a good?credit?score and all my?bills are current I have no delinquint or past due?debt.? I have a second job with flexible hours where I can work as many or as few hours as I choose.?If I need more money I just ask for more hours.?This is absolutely a no?risk investment for anyone. Thank you for taking the time to read this.?Have a great day.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	26%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	3 / 3	Length of status:	4y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-treaty	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my bills
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because?i am employed and will be starting another job.

Monthly net income: $2000

Monthly expenses: $
??Housing: $ 0????????
??Insurance: $ 0
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 10
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 5500
??Other expenses: $
Information in the Description is not verified.